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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-45450




                        SUPPLEMENT TO THE PROSPECTUS OF
                     MORGAN STANLEY DEAN WITTER GROWTH FUND
                              DATED JULY 27, 1999


     The third paragraph under the section of the Prospectus entitled "FUND MANAGEMENT" is hereby replaced by the following:


   The Fund's portfolio is managed within the Sub-Advisor's Institutional Equity Group. Philip Friedman, a Managing Director of the Sub-Advisor, and William Auslander, a Principal of the Sub-Advisor, have been the primary portfolio managers of the Fund since September 1998. Prior to joining the Sub-Advisor in 1997, Mr. Friedman was the North American Director of Equity Research at Morgan Stanley & Co. Incorporated, and prior thereto, from 1990 to 1995, a member of the Equity Research team at Morgan Stanley & Co. Incorporated. Mr. Auslander joined the Sub-Advisor in 1995 as an equity analyst in the Institutional Equity Group. Prior to joining the Sub-Advisor, Mr. Auslander was an equity analyst at Icahn & Co. for nine years.



April 13, 2000